UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2004



                                SENTO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Utah                   000-06425               87-0284979
   ----------------------------      ------------          -------------------
   (State or other jurisdiction      (Commission           (I.R.S. Employer
        of incorporation)            File Number)          Identification No.)

                 808 East Utah Valley Drive
                     American Fork, Utah                        84003
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          (Address of principal executive offices)           (Zip Code)

                                 (801) 492-2000
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              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Messrs. Gary Filler and Kieth Sorenson advised the Board of Directors of the Company on September 7, 2004 that they have determined not to run for reelection as directors in connection with the upcoming annual meeting of shareholders to be held in October 2004. Accordingly, their names will not be included in the slate of nominees in the proxy statement to be furnished to each shareholder in connection with the annual meeting of shareholders.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SENTO CORPORATION


Date: September 13, 2004                       By /s/ Anthony J. Sansone
                                                 -------------------------------
                                                 Anthony J. Sansone
                                                 Its Chief Financial Officer

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